                  Morgan Stanley Variable Investment Series -
                               Utilities Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008



                                                                       Amount of      % of
                                         Offering         Total         Shares      Offering % of Funds
   Security     Purchase/   Size of      Price of       Amount of      Purchased   Purchased    Total                     Purchased
   Purchased   Trade Date    Offering     Shares         Offering       By Fund     By Fund    Assets        Brokers        From
-------------- ------------ ----------- ------------ --------------- ------------ ---------- ------------ ---------
American Water  04/22/08        -         $21.50      $1,247,000,000    53,500       0.09%      0.77%     Goldman,        Citigroup
Works Co. Inc.                                                                                            Sachs & Co.,
                                                                                                          Citi, Merrill
                                                                                                          Lynch & Co.,
                                                                                                          Credit
                                                                                                          Suisse,
                                                                                                          JPMorgan,
                                                                                                          Morgan
                                                                                                          Stanley, UBS
                                                                                                          Investment
                                                                                                          Bank, Edward
                                                                                                          Jones,
                                                                                                          Boenning &
                                                                                                          Scattergood,
                                                                                                          Inc., Janney
                                                                                                          Montgomery
                                                                                                          Scott LLC,
                                                                                                          Cabrera
                                                                                                          Capital
                                                                                                          Markets, LLC,
                                                                                                          HSBC, Societe
                                                                                                          Generale,
                                                                                                          Stanford
                                                                                                          Group
                                                                                                          Company, UBS
                                                                                                          Investment
                                                                                                          Bank,
                                                                                                          Wachovia
                                                                                                          Securities,
                                                                                                          The Williams
                                                                                                          Capital
                                                                                                          Group, L.P.
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